Exhibit 10.1

EXECUTION VERSION

NINTH AMENDMENT

TO

CREDIT AGREEMENT

THIS NINTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is made and entered into on February 12, 2010 (“Signature Date”) and made effective as of December 31, 2009 (the “Effective Date”), by and among, on the one hand, CECO ENVIRONMENTAL CORP., a Delaware corporation (“Parent”), CECO GROUP, INC., a Delaware corporation (“Group”), FKI, LLC, a Delaware limited liability company (“FKI, LLC”), CECO MEXICO HOLDINGS LLC, a Delaware limited liability company (“CECO Mexico LLC”), AVC, INC., a Delaware corporation (“AVC, Inc.”), and each of the following Subsidiaries of Parent as Borrowers under this Amendment and the Credit Agreement: CECO FILTERS, INC., a Delaware corporation (“Filters”), NEW BUSCH CO., INC., a Delaware corporation (“New Busch”), THE KIRK & BLUM MANUFACTURING COMPANY, an Ohio corporation (“K&B”), KBD/TECHNIC, INC., an Indiana corporation (“Technic”), CECOAIRE, INC., a Delaware corporation (“Aire”), CECO ABATEMENT SYSTEMS, INC., a Delaware corporation (“Abatement”), H.M. WHITE, INC., a Delaware corporation (“H.M. White”), EFFOX INC., a Delaware corporation and formerly known as CECO ACQUISITION CORP. (“Effox”), GMD ENVIRONMENTAL TECHNOLOGIES, INC., a Delaware corporation and formerly known as GMD ACQUISITION CORP. (“GMD”), and FISHER-KLOSTERMAN, INC., a Delaware corporation and formerly known as FKI ACQUISITION CORP. (“Fisher-Klosterman”), and, on the other hand, FIFTH THIRD BANK, an Ohio banking corporation (“Lender”), is as follows:

Preliminary Statements

A. Parent, Group, and Borrowers executed and delivered to Lender that certain Credit Agreement dated as of December 29, 2005, as amended by the First Amendment to Credit Agreement dated as of June 8, 2006, the Second Amendment to Credit Agreement dated as of February 28, 2007, the Third Amendment to Credit Agreement dated as of February 29, 2008, the Fourth Amendment to Credit Agreement dated as of August 1, 2008, the Fifth Amendment to Credit Agreement dated as of December 30, 2008, the Sixth Amendment to Credit Agreement dated to be effective as of March 31, 2009, the Seventh Amendment to Credit Agreement dated to be effective as of May 15, 2009, and the Eighth Amendment to Credit Agreement dated to be effective as of November 26, 2009 (as amended, the “Credit Agreement”). FKI, LLC and CECO Mexico LLC are additional parties to the Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, and Eighth Amendment. AVC, Inc. is an additional party to the Sixth Amendment, Seventh Amendment, and Eighth Amendment. Capitalized terms which are used, but not defined, in this Amendment will have the meanings given to them in the Credit Agreement.

B. Parent, Group, FKI, LLC, CECO Mexico LLC, AVC, Inc., and Borrowers (collectively, the “Loan Parties”) have requested that Lender: (i) decrease the maximum Revolving Loan Commitment from $30,000,000 to $20,000,000 (subject to availability); (ii) increase the maximum Letter of Credit Availability to $10,000,000 (subject to availability); (iii)

decrease the monthly principal payments required to be made on Term Loan C from $83,333.33 per month to $26,885.72 per month, commencing with the principal payment due on February 1, 2010; (iv) make certain amendments to the minimum Fixed Charge Coverage Ratio Financial Covenant; and (v) make certain other amendments to the Credit Agreement and certain of the other Loan Documents, all as more specifically set forth herein.

C. Lender is willing to consent to such requests and so amend the Credit Agreement and other Loan Documents, all on the terms, and subject to the conditions, of this Amendment.

Statement of Agreement

In consideration of the mutual covenants and agreements set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and the Loan Parties hereby agree as follows:

1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions of this Amendment, the Credit Agreement is hereby amended as follows:

1.1 Section 1.1 of the Credit Agreement is hereby amended by the addition of the following new definition, in its proper alphabetical order, to provide in its entirety as follows:

“Ninth Amendment” means the Ninth Amendment to this Agreement dated to be effective as of December 31, 2009.

1.2 The following definitions in Section 1.1 of the Credit Agreement are hereby amended in their entirety by substituting the following in their respective places:

“Fixed Charges” means, for the applicable period, the total (without duplication), in Dollars, of (all as determined on a consolidated basis in accordance with GAAP): (a) the principal amount of the Parent and its Subsidiaries’ long-term Indebtedness, in each case paid in cash during the applicable period, including those under Term Loan Note C (other than any Excess Cash Flow Payment with respect to Term Loan C) and the Subordinated Debt Notes (as defined in the Subordination Agreement) (whether classified, as of any date, as long-term Indebtedness); plus (b) scheduled capital lease payments by the Parent and its Subsidiaries during the applicable period; and plus (c) the Parent and its Subsidiaries’ aggregate cash payments of interest for the applicable period, including interest paid on the Obligations, all capital lease obligations, the Subordinated Debt, and any other Indebtedness for the applicable period; provided, however, that the following amounts will be excluded for purposes only of determining Fixed Charges: (i) that portion of the Subordinated Debt which, with Lender’s prior consent, is converted into shares of the Parent as a result of the exercise of the conversion rights of a Subordinated Creditor under a Subordinated Debt Note, (ii) the principal payment on the Subordinated Debt made on or about March 31, 2009 in an amount not to exceed $3,000,000, made by Parent in accordance with Section 3.1.2(b) of the Subordination Agreement, and (iii) the Existing Subordinated Debt Repayment (as defined in the Eighth Amendment) in an amount equal to $4,508,452.66, made by Parent on or about November 26, 2009 in accordance with Section 2 of the Eighth Amendment. The term “applicable period” in this definition means Test Period in the case of determining the Fixed Charge Coverage Ratio or the Maximum Total Funded Debt to Adjusted EBITDA Ratio and Fiscal Year in the case of determining Excess Cash Flow.

“FCCR Adjustment Amount” means: (i) for each Test Period ending on December 31, 2009, March 31, 2010, and June 30, 2010, an amount equal to $6,300,000, and (ii) for any Test Period ending on or after September 30, 2010, an amount equal to zero Dollars.

“Letter of Credit Availability” means, as at any time, an amount equal to the lesser of (a) an amount equal to (i) $10,000,000 less (ii) the then Letter of Credit Exposure and (b) the then Revolving Loan Availability.

“Revolving Commitment” means $20,000,000 subject to Section 2.2(d) and 2.2(e).

1.3 Section 2.1(c) of the Credit Agreement is hereby amended in its entirety by substituting the following in its place:

(c) On the Signature Date (as defined in the Ninth Amendment), Borrowers shall execute and deliver to Lender a Fifth Amended and Restated Revolving Credit Promissory Note in the form of Exhibit 2.1 attached to the Ninth Amendment (as amended, the “Revolving Note”), dated as of the Effective Date (as defined in the Ninth Amendment), in the principal amount of the Revolving Commitment, and bearing interest at such rates, and payable upon such terms, as specified in the Revolving Note.

1.4 The sixth sentence of Section 2.2(a) of the Credit Agreement, commencing with the phrase “On the Signature Date (as defined in the Sixth Amendment) of the Sixth Amendment, Borrowers shall execute and deliver”, is hereby amended in its entirety by substituting the following in its place:

“On the Signature Date (as defined in the Ninth Amendment), Borrowers shall execute and deliver to Lender an Amended and Restated Term Promissory Note in the form of Exhibit 2.2 to the Ninth Amendment (as amended, “Term Loan Note C”), dated as of the Effective Date (as defined in the Ninth Amendment), in the original principal amount of $2,139,781.02, and bearing interest at such rates, and payable upon such terms, as specified in Term Loan Note C.”

1.5 Section 5.10 of the Credit Agreement is hereby amended in its entirety by substituting the following in its place:

5.10 Fixed Charge Coverage Ratio. Borrowers will not permit the ratio (“Fixed Charge Coverage Ratio”) resulting from dividing (a) the sum of (i) Adjusted EBITDA for the applicable Test Period plus (ii) the then FCCR Adjustment Amount by (b) Fixed Charges for that same Test Period to be less than: (A) 2.50 to 1 for any Test Period ending as of the end of any Fiscal Quarter or Fiscal Year ending on December 31, 2009, March 31, 2010, or June 30, 2010, or (B) 1.25 to 1 for any Test Period ending as of the end of any Fiscal Quarter or Fiscal Year ending on or after September 30, 2010.

1.6 Exhibit 4.3(d) to the Credit Agreement is hereby amended in its entirety by substituting the document attached hereto as Exhibit 4.3(d) in its stead. Exhibit 4.3(g) to the Credit Agreement is hereby amended in its entirety by substituting the document attached hereto as Exhibit 4.3(g) in its stead.

2. Other Documents. As a condition of this Amendment, Borrowers, with the signing of this Amendment, will deliver or, as applicable, shall cause to be delivered to Lender, in form and substance satisfactory to Lender: (a) the Fifth Amended and Restated Revolving Credit Promissory Note, in the form of Exhibit 2.1 attached hereto, duly signed by Borrowers (the “Amended and Restated Revolving Note”); (b) the Amended and Restated Term Promissory Note, in the form of Exhibit 2.2 attached hereto, duly signed by Borrowers (the “Amended and Restated Term Loan Note C”); (c) the Reaffirmation of Subordination, in the form attached following the signatures below, duly signed by Icarus, on behalf of the Subordinated Creditors; (d) a certificate of the Loan Parties of resolutions of such Loan Parties’ directors evidencing the authority of each Loan Party to execute, as applicable, this Amendment, the Amended and Restated Revolving Note, the Amended and Restated Term Loan Note C, and all other documents executed in connection herewith (collectively, the “Amendment Documents”); and (e) such other documents, instruments, and agreements deemed necessary or desirable by Lender to effect the amendments to Borrowers’ credit facilities with Lender contemplated by this Amendment.

3. Representations. To induce Lender to accept this Amendment, the Loan Parties hereby represent and warrant to Lender as follows:

3.1 Each Loan Party has full power and authority to enter into, and to perform its obligations under, each Amendment Document to which it is a party, and the execution and delivery of, and the performance of their obligations under and arising out of, each Amendment Document, as applicable, have been duly authorized by all necessary corporate and, as applicable, limited liability company action.

3.2 Each Amendment Document constitutes the legal, valid and binding obligations of each Loan Party, as applicable, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally.

3.3 The Loan Parties’ representations and warranties contained in the Loan Documents are complete and correct as of the date of this Amendment with the same effect as though such representations and warranties had been made again on and as of the date of this Amendment, subject to those changes as are not prohibited by, or do not constitute Events of Default under, the Credit Agreement.

3.4 No Event of Default has occurred and is continuing.

4. Costs and Expenses. As a condition of this Amendment, Borrowers will promptly on demand pay or reimburse Lender for the costs and expenses incurred by Lender in connection with this Amendment, including, without limitation, reasonable attorneys’ fees.

5. Entire Agreement. This Amendment, together with the other Loan Documents, sets forth the entire agreement of the parties with respect to the subject matter of this Amendment and supersedes all previous understandings, written or oral, in respect of this Amendment and the other Loan Documents.

6. Default. Any default by a Loan Party in the performance of its obligations under this Amendment or the other Amendment Documents shall constitute an Event of Default under the Credit Agreement if not cured after any applicable notice and cure period under the Credit Agreement.

7. Continuing Effect of Credit Agreement. Except as expressly amended hereby, all of the provisions of the Credit Agreement are ratified and confirmed and remain in full force and effect.

8. One Agreement; References; Fax Signature. The Credit Agreement, as amended by this Amendment, will be construed as one agreement. Any reference in any of the Loan Documents to: (i) the Credit Agreement will be deemed to be a reference to the Credit Agreement as amended by this Amendment, (ii) the Revolving Note will be deemed to be a reference to the Amended and Restated Revolving Note, and (iii) the Term Loan Note C will be deemed to be a reference to the Amended and Restated Term Loan Note C. This Amendment and the other Amendment Documents may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof, and, if so signed: (a) may be relied on by each party as if the document were a manually signed original and (b) will be binding on each party for all purposes.

9. Captions. The headings to the Sections of this Amendment have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions.

10. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

11. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Ohio (without regard to Ohio conflicts of law principles).

12. Reaffirmation of Security. The Loan Parties and Lender hereby expressly intend that this Amendment shall not in any manner (a) constitute the refinancing, refunding, payment or extinguishment of the Obligations evidenced by the existing Loan Documents; (b) be deemed to evidence a novation of the outstanding balance of the Obligations; or (c) affect, replace, impair, or extinguish the creation, attachment, perfection or priority of the Liens on the Loan Collateral granted pursuant to any Security Document evidencing, governing or creating a Lien on the Loan Collateral. Each Loan Party ratifies and reaffirms any and all grants of Liens to Lender on the Loan Collateral as security for the Obligations, and each Loan Party acknowledges and confirms that the grants of the Liens to Lender on the Loan Collateral: (i) represent continuing Liens on all of the Loan Collateral, (ii) secure all of the Obligations, and (iii) represent valid, first and best Liens on all of the Loan Collateral except to the extent, if any, of any Permitted Liens.

13. Reaffirmation of Guaranties. Each Loan Party hereby: (i) ratifies and reaffirms its Guaranty dated as of December 29, 2005 (or dated as of June 8, 2006 as it respects H.M. White; dated as of February 28, 2007 as it respects Effox; dated as of February 29, 2008 as it respects GMD, Fisher-Klosterman, FKI, LLC and CECO Mexico LLC; or dated as of March 31, 2009 as it respects AVC, Inc.) made by such Loan Party to Lender and (ii) acknowledges and agrees that no Loan Party is released from its obligations under its respective Guaranty by reason of this Amendment or the other Amendment Documents and that the obligations of each Loan Party under its respective Guaranty extend, among other Obligations of Borrowers to Lender, to the Obligations of Borrowers under this Amendment and the other Amendment Documents. Without limiting the generality of the foregoing, each Loan Party acknowledges and agrees that all references in any Guaranty to the Credit Agreement or the other Loan Documents shall be deemed to be references to the Credit Agreement or such other Loan Document, as amended by, or amended and restated in connection with, this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the Loan Parties and Lender have executed this Amendment by their duly authorized representatives as of the Effective Date.

CECO ENVIRONMENTAL CORP.		CECO GROUP, INC.

By:	/s/ Dennis W. Blazer	By:	/s/ Dennis W. Blazer
	Dennis W. Blazer, Chief Financial Officer and Vice President		Dennis W. Blazer, Chief Financial Officer, Secretary and Treasurer

CECO FILTERS, INC.
NEW BUSCH CO., INC.
THE KIRK & BLUM MANUFACTURING COMPANY
KBD/TECHNIC, INC.
CECOAIRE, INC.
CECO ABATEMENT SYSTEMS, INC.
EFFOX INC.
FISHER-KLOSTERMAN, INC.
H.M. WHITE, INC.
GMD ENVIRONMENTAL TECHNOLOGIES, INC., formerly known as GMD ACQUISITION CORP.
CECO MEXICO HOLDINGS LLC
AVC, INC.

By:	/s/ Dennis W. Blazer
Dennis W. Blazer, Secretary and Treasurer

FKI, LLC

By:	/s/ Dennis W. Blazer
Dennis W. Blazer, Manager

FIFTH THIRD BANK

		By:	/s/ Donald K. Mitchell
Donald K. Mitchell, Vice President